UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 27, 2009


                                   ITOKK, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                        000-52278                26-1281852
(State or other jurisdiction           (Commission             (IRS Employer
    of incorporation)                  File Number)          Identification No.)


  440 North Wolfe Road, Sunnyvale, CA                               94085
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 408-419-1719

                                      N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 27, 2009, we entered into a binding letter of intent with Mayfair Club A.E. ("Mayfair") of Athens, Greece whereby we will provide Mayfair with exclusive access within the Greek market to our VOIP platform system and associated products and services. We and Mayfair will jointly determine the retail end user pricing profit margins of the services and products offered through Itokk. The term of the agreement shall be two years, which will automatically renew unless both parties mutually agree to dissolve the agreement. The letter of intent will be replaced, within 30 days, with a formal agreement with consistent terms.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 30, 2009                ITOKK, INC.


                                       By: /s/ Kevin Penstock
                                          --------------------------------------
                                          Kevin Penstock
                                          C.E.O., Secretary and Treasurer

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